UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-663-4497

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS

John Hancock
Tax-Advantaged Global Shareholder Yield Fund

Ticker: HTY

Annual report 10/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling the transfer agent, Computershare, at 800-852-0218, by going to "Communication Preferences" at computershare.com/investor, or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

IRELAND
Cork
BAY OF BISCAY
PORTUGAL
MADEIRA
John Hancock Investment Management

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum for the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain parts of the world have been reinstated and consumer spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

2	Your fund at a glance

5	Manager’s discussion of fund performance

7	Fund’s investments

12	Financial statements

15	Financial highlights

16	Notes to financial statements

23	Report of independent registered public accounting firm

24	Tax information

25	Additional information

28	Continuation of investment advisory and subadvisory agreements

34	Trustees and Officers

38	More information

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return consisting of a high level of current income and gains and long-term capital appreciation. The fund will seek to achieve favorable after-tax returns for shareholders by seeking to minimize the U.S. federal income-tax consequences on income and gains generated by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The MSCI World Index is a free float-adjusted capitalization-weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.

2	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Aggressive policy stimulus supported equities

Monetary and fiscal stimulus to counteract restrictions in economic activity caused by COVID-19 provided a boost for equities, with mega-cap growth stocks delivering the best performance.

Stock selection and asset allocation hurt relative results

The fund had a negative absolute return and underperformed its comparative index, the MSCI World Index, due primarily to stock selection in the information technology and communication services sectors.

Conditions weren’t conducive to dividend yield

Low interest rates and a preference for growth stocks that don’t pay dividends acted as a headwind for our approach of targeting companies that generate and prudently allocate their cash flows.

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	3

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. The value of a company’s equity securities is subject to changes in its financial condition and overall market and economic conditions. The fund is subject to management risk, and its tax-advantaged dividend-paying equity strategy and options strategy may not work as intended. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. For the fiscal year ended October 31, 2020, the fund’s aggregate distributions included a tax return of capital of $0.29 per share, or 45% of aggregate distributions, which may increase the potential tax gain or decrease the potential tax loss of a subsequent sale of shares of the fund. See the financial highlights and notes to the financial statements for details of the return of capital and risks associated with distributions made by the fund. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if an issuer, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. In addition, in volatile market environments the fund could be required to sell securities in its portfolio in order to comply with regulatory or other debt compliance requirements, which could negatively impact the fund’s performance. Focusing on a particular industry or sector may increase the fund’s volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors. The fund has significant exposure to the information technology, healthcare, consumer staples, utilities, and financials sectors. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of fund securities may negatively impact performance.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.

4	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Manager’s discussion of fund performance

What factors affected global equity markets during the 12 months ended October 31, 2020?

Global equities delivered mixed results as COVID-19 severely curtailed economic activity, causing broad-based losses for stocks that were followed by an uneven recovery. The pandemic was met by aggressive monetary stimulus from global central banks and unprecedented fiscal stimulus from governments in the United States, Europe, and parts of Asia to deal with losses from business restrictions and unemployment. The United States responded most positively to the stimulus, with the broad-based S&P 500 Index recovering to post a gain for the period. As the recovery ensued, dividend yield remained a headwind as the market was primarily driven by a handful of mega-cap names in the information technology, consumer discretionary, and communication services sectors.

How did the fund respond to these market conditions?

The fund posted a negative return and underperformed its comparative index, the MSCI World Index. Performance was challenged during the sell-off in the beginning of 2020 and then throughout the year as the market rally was led by a handful of U.S. growth and momentum stocks that don’t tend to meet the shareholder yield qualities we seek. Stock selection and asset allocation both detracted from relative

TOP 10 HOLDINGS		TOP 10 COUNTRIES
AS OF 10/31/2020 (% of net assets)		AS OF 10/31/2020 (% of net assets)

Unilever PLC	2.9	United States	57.2

Texas Instruments, Inc.	2.7	United Kingdom	8.2

Microsoft Corp.	2.2	Canada	6.6

Verizon Communications, Inc.	1.9	Germany	6.1

Taiwan Semiconductor		France	4.6

Manufacturing Company, Ltd., ADR	1.9	Italy	2.9

Snam SpA	1.5	Switzerland	2.9

Takeda Pharmaceutical Company, Ltd.	1.4	Japan	2.2

Nutrien, Ltd.	1.4	South Korea	2.1

Eaton Corp. PLC	1.4	Taiwan	1.9

Samsung Electronics Company, Ltd., GDR	1.4	TOTAL	94.7

TOTAL	18.7	Cash and cash equivalents are not included.

Cash and cash equivalents are not included.

| ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	5

performance. Stock selection in the communication services, healthcare, information technology (IT), consumer discretionary, and consumer staples sectors as well as underweights in the IT and consumer discretionary sectors and an overweight in the utilities sector hurt performance the most. On the positive side, stock selection in the industrials sector was the primary contributor.	MANAGED BY The fund is jointly managed by a team of portfolio managers from Epoch Investment Partners, Inc. and Wells Capital Management Incorporated.

What were the main areas of

weakness?

One of the largest individual detractors was CenterPoint Energy Inc., a mostly regulated utility with a stake in a midstream energy business that’s been negatively affected by COVID-19 and the price war in the oil markets. Other detractors included Royal Dutch Shell PLC, an integrated oil company that suffered from a severe drop in global energy demand and financial services companies AXA SA and Lloyds Banking Group PLC, which were pressured by negative interest rates. We sold the fund’s holdings in CenterPoint Energy, Royal Dutch Shel, and Lloyds Banking Group prior to period end.

Which holdings contributed the most to performance?

Taiwan Semiconductor Manufacturing Company (TSMC) and Target Corp. contributed positively to performance. TSMC, one of the world’s largest semiconductor manufacturers, benefited from competitor production stumbles and increased demand for foundry services. Target outperformed on strong sales due to an e-commerce surge due to the pandemic. Microsoft Corp. and KLA Corp. were also strong contributors, benefiting from work-from-home trends and greater demand for semiconductors, respectively.

The views expressed in this report are exclusively those of the portfolio management teams at Epoch Investment Partners, Inc. and Wells Capital Management Incorporated, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Fund’s investments

AS OF 10-31-20
	Shares	Value
Common stocks 97.6%		$61,588,532
(Cost $64,335,763)

Canada 6.6%		4,173,157
BCE, Inc.	19,900	799,704
Fortis, Inc.	12,600	497,739
Nutrien, Ltd. (A)	22,300	907,164
Restaurant Brands International, Inc.	7,236	376,272
Rogers Communications, Inc., Class B	9,000	365,593
Royal Bank of Canada	8,300	580,371
TELUS Corp.	37,800	646,314

Denmark 0.6%		365,313
Novo Nordisk A/S, B Shares	5,729	365,313

France 4.6%		2,910,887
AXA SA	20,989	337,069
Cie Generale des Etablissements Michelin SCA	4,400	475,204
Danone SA	5,746	318,703
Orange SA	34,293	385,097
Sanofi	8,200	740,405
TOTAL SE	21,600	654,409

Germany 6.1%		3,848,145
Allianz SE	4,553	802,032
BASF SE	9,200	503,775
Bayer AG	6,007	282,272
Deutsche Post AG	17,300	767,047
Deutsche Telekom AG	17,090	259,747
Muenchener Rueckversicherungs-Gesellschaft AG	3,500	820,320
Siemens AG	3,520	412,952

Ireland 0.5%		341,938
Medtronic PLC	3,400	341,938

Italy 2.9%		1,841,704
Assicurazioni Generali SpA	25,100	336,697
Snam SpA	197,600	963,514
Terna Rete Elettrica Nazionale SpA	80,200	541,493

Japan 2.2%		1,382,300
Takeda Pharmaceutical Company, Ltd.	29,400	908,536
Tokio Marine Holdings, Inc.	10,600	473,764

Norway 0.6%		362,489
Orkla ASA	38,400	362,489

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	7

	Shares	Value
Singapore 0.6%		$359,611
Singapore Exchange, Ltd.	56,700	359,611

South Korea 2.1%		1,339,497
Hyundai Glovis Company, Ltd.	3,071	456,398
Samsung Electronics Company, Ltd., GDR (B)	700	883,099

Sweden 0.6%		408,262
Atlas Copco AB, A Shares	9,249	408,262

Switzerland 2.9%		1,814,775
Nestle SA	5,500	618,628
Novartis AG	7,103	553,484
Roche Holding AG	2,000	642,663

Taiwan 1.9%		1,182,567
Taiwan Semiconductor Manufacturing Company, Ltd., ADR (A)	14,100	1,182,567

United Kingdom 8.2%		5,193,768
AstraZeneca PLC, ADR (A)	9,531	478,075
BAE Systems PLC	107,800	554,134
British American Tobacco PLC	19,600	621,229
British American Tobacco PLC, ADR (A)	6,600	210,408
Coca-Cola European Partners PLC (A)	8,700	310,677
GlaxoSmithKline PLC	38,800	647,901
National Grid PLC	47,250	562,062
Unilever PLC	31,748	1,809,282

United States 57.2%		36,064,119
AbbVie, Inc. (A)	10,300	876,530
Altria Group, Inc. (A)	21,000	757,680
Ameren Corp. (A)	8,300	673,296
American Electric Power Company, Inc. (A)	7,200	647,496
Amgen, Inc.	2,500	542,350
Analog Devices, Inc.	2,800	331,884
Apple, Inc. (A)	7,400	805,564
AT&T, Inc. (A)	30,700	829,514
BlackRock, Inc. (A)	800	479,368
Broadcom, Inc. (A)	1,845	645,067
Chevron Corp.	4,700	326,650
Cisco Systems, Inc. (A)	19,628	704,645
CME Group, Inc.	2,000	301,440
Comcast Corp., Class A	9,200	388,608
Dominion Energy, Inc. (A)	10,400	835,536
Dow, Inc. (A)	11,606	527,957
Duke Energy Corp. (A)	5,500	506,605
Eaton Corp. PLC (A)	8,661	898,925
Emerson Electric Company (A)	7,820	506,658

8	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Entergy Corp. (A)	6,984	$706,920
Evergy, Inc.	6,800	375,360
FirstEnergy Corp. (A)	14,600	433,912
Hanesbrands, Inc. (A)	26,582	427,173
Hasbro, Inc.	9,851	814,875
IBM Corp. (A)	7,456	832,537
Intel Corp. (A)	9,531	422,033
Johnson & Johnson (A)	5,325	730,111
JPMorgan Chase & Co.	5,008	490,984
Kimberly-Clark Corp. (A)	5,700	755,763
KLA Corp. (A)	4,258	839,592
Las Vegas Sands Corp. (A)	7,300	350,838
Lazard, Ltd., Class A	12,200	410,774
Leggett & Platt, Inc.	9,100	379,743
Lockheed Martin Corp. (A)	1,532	536,399
LyondellBasell Industries NV, Class A (A)	6,300	431,235
Maxim Integrated Products, Inc.	7,733	538,603
McDonald’s Corp. (A)	1,700	362,100
Merck & Company, Inc. (A)	11,000	827,310
MetLife, Inc. (A)	17,834	675,017
Microsoft Corp. (A)	7,000	1,417,290
MSC Industrial Direct Company, Inc., Class A	7,100	494,586
PepsiCo, Inc. (A)	4,200	559,818
Pfizer, Inc. (A)	23,000	816,040
Philip Morris International, Inc. (A)	12,100	859,342
Phillips 66	6,222	290,319
T. Rowe Price Group, Inc.	2,683	339,829
Target Corp.	2,900	441,438
Texas Instruments, Inc. (A)	11,900	1,720,621
The Coca-Cola Company (A)	10,900	523,854
The Home Depot, Inc.	1,700	453,407
The PNC Financial Services Group, Inc.	3,100	346,828
The Procter & Gamble Company (A)	3,700	507,270
Truist Financial Corp. (A)	11,400	480,168
United Parcel Service, Inc., Class B (A)	3,000	471,330
UnitedHealth Group, Inc. (A)	1,500	457,710
Vail Resorts, Inc.	1,868	433,451
Verizon Communications, Inc. (A)	20,900	1,191,091
Watsco, Inc. (A)	2,500	560,350
WEC Energy Group, Inc. (A)	7,681	772,325

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	9

	Yield (%)	Shares	Value
Short-term investments 1.1%			$698,667
(Cost $698,667)

Short-term funds 0.3%			201,667
State Street Institutional Treasury Money Market Fund, Premier Class	0.0139(C)	201,667	201,667
		Par value^	Value
Repurchase agreement 0.8%			497,000
Repurchase Agreement with State Street Corp. dated 10-30-20 at 0.000% to be repurchased at $497,000 on 11-2-20, collateralized by $507,200 U.S Treasury Notes, 0.125% due 9-30-22 (valued at $506,975)		497,000	497,000

Total investments (Cost $65,034,430) 98.7%			$62,287,199

Other assets and liabilities, net 1.3%			814,426

Total net assets 100.0%			$63,101,625

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

ADR	American Depositary Receipt GDR Global Depositary Receipt

(A)	All or a portion of this security is segregated as collateral for options. Total collateral value at 10-31-20 was $23,558,683.

(B)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(C)	The rate shown is the annualized seven-day yield as of 10-31-20.

10	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES

WRITTEN OPTIONS

Options on index

Counterparty
(OTC)/					Number
Exchange-	Name of		Exercise	Expiration	of	Notional
traded	issuer	Currency	price	date	contracts	amount	Premium	Value
Calls
	Dow Jones
	Industrial
Exchange-traded	Average Index	USD	315.00	Nov 2020	181	18,100	$21,940	$(905)
	Dow Jones
	Industrial
Exchange-traded	Average Index	USD	305.00	Nov 2020	100	10,000	12,422	(600)
	NASDAQ 100
Exchange-traded	Stock Index	USD	13,500.00	Nov 2020	4	400	24,077	(480)
Exchange-traded	S&P 500 Index	USD	3,310.00	Nov 2020	15	1,500	185,088	(83,325)
Exchange-traded	S&P 500 Index	USD	3,575.00	Nov 2020	5	500	16,228	(275)
Exchange-traded	S&P 500 Index	USD	3,535.00	Nov 2020	5	500	20,696	(2,325)
Exchange-traded	S&P 500 Index	USD	3,775.00	Nov 2020	2	200	3,318	(190)
Exchange-traded	S&P 500 Index	USD	3,535.00	Nov 2020	5	500	25,246	(4,875)
Exchange-traded	S&P 500 Index	USD	3,345.00	Nov 2020	5	500	34,287	(34,287)
Exchange-traded	S&P 500 Index	USD	3,550.00	Jan 2021	18	1,800	223,006	(84,420)
							$566,308	$(211,682)

Derivatives Currency Abbreviations

USD	U.S. Dollar

Derivatives Abbreviations

OTC	Over-the-counter

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $77,566,618. Net unrealized depreciation aggregated to $15,491,101, of which $1,440,999 related to gross unrealized appreciation and $16,932,100 related to gross unrealized depreciation.

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	11

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $65,034,430)	$62,287,199
Dividends and interest receivable	730,408
Receivable for investments sold	418,250
Other assets	68,608
Total assets	63,504,465
Liabilities
Written options, at value (Premiums received $566,308)	211,682
Due to custodian	27,947
Payable for investments purchased	62,134
Payable to affiliates
Accounting and legal services fees	2,388
Trustees’ fees	51
Other liabilities and accrued expenses	98,638
Total liabilities	402,840
Net assets	$63,101,625
Net assets consist of
Paid-in capital	$102,017,749
Total distributable earnings (loss)	(38,916,124)
Net assets	$63,101,625

Net asset value per share
Based on 10,913,503 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$5.78

12	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$5,051,969
Interest	5,166
Less foreign taxes withheld	(237,383)
Total investment income	4,819,752
Expenses
Investment management fees	680,079
Accounting and legal services fees	12,566
Transfer agent fees	22,380
Trustees’ fees	33,547
Custodian fees	40,127
Printing and postage	50,313
Professional fees	67,858
Stock exchange listing fees	24,256
Other	10,112
Total expenses	941,238
Less expense reductions	(5,101)
Net expenses	936,137
Net investment income	3,883,615
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(7,018,963)
Written options	(5,303,797)
(12,322,760)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(5,175,283)
Written options	580,623
(4,594,660)
Net realized and unrealized loss	(16,917,420)
Decrease in net assets from operations	$(13,033,805)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	13

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$3,883,615	$4,663,297
Net realized loss	(12,322,760)	(4,641,144)
Change in net unrealized appreciation (depreciation)	(4,594,660)	6,731,729
Increase (decrease) in net assets resulting from operations	(13,033,805)	6,753,882
Distributions to shareholders
From earnings	(3,867,161)	(4,667,477)
From tax return of capital	(3,117,481)	(2,386,247)
Total distributions	(6,984,642)	(7,053,724)
Fund share transactions
Repurchased	(173,757)	(720,881)
Total decrease	(20,192,204)	(1,020,723)
Net assets
Beginning of year	83,293,829	84,314,552
End of year	$63,101,625	$83,293,829
Share activity
Shares outstanding
Beginning of year	10,938,436	11,044,437
Shares repurchased	(24,933)	(106,001)
End of year	10,913,503	10,938,436

14	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$7.61	$7.63	$8.90	$8.77	$10.07
Net investment income[1]	0.36	0.42	0.41	0.44	0.52
Net realized and unrealized gain (loss) on investments	(1.55)	0.19	(0.86)	0.66	(0.57)
Total from investment operations	(1.19)	0.61	(0.45)	1.10	(0.05)
Less distributions
From net investment income	(0.35)	(0.42)	(0.41)	(0.44)	(0.52)
From tax return of capital	(0.29)	(0.22)	(0.41)	(0.54)	(0.76)
Total distributions	(0.64)	(0.64)	(0.82)	(0.98)	(1.28)
Anti-dilutive impact of repurchase plan	— [2,3]	0.01 [3]	—	—	—
Anti-dilutive impact of shelf offering	—	—	—	0.01	0.03
Net asset value, end of period	$5.78	$7.61	$7.63	$8.90	$8.77
Per share market value, end of period	$4.75	$6.93	$6.91	$8.97	$10.35
Total return at net asset value (%)[4,5]	(14.79)	9.45	(5.45)	12.95	(1.28)
Total return at market value (%)[4]	(23.10)	10.06	(15.04)	(3.54)	23.37
Ratios and supplemental data
Net assets, end of period (in millions)	$63	$83	$84	$98	$96
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.35	1.35	1.32	1.32
Expenses including reductions	1.31	1.34	1.34	1.31	1.32
Net investment income	5.43	5.60	4.90	4.96	5.60
Portfolio turnover (%)	301	260	208	220	253

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	The repurchase plan was completed at an average repurchase price of $6.97 for 24,933 shares and $6.80 for 106,001 shares for the periods ended 10-31-20 and 10-31-19, respectively.
[4]

Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.

[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	15

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012, 2015 and 2018, the fund filed registration statements with the Securities and Exchange Commission (SEC), registering and/or carrying forward 1,200,000, 1,500,000 and 1,000,000 common shares, respectively,through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value (NAV) per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs,

16	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Canada	$4,173,157	$4,173,157	—	—
Denmark	365,313	—	$365,313	—
France	2,910,887	—	2,910,887	—
Germany	3,848,145	—	3,848,145	—
Ireland	341,938	341,938	—	—
Italy	1,841,704	—	1,841,704	—
Japan	1,382,300	—	1,382,300	—
Norway	362,489	—	362,489	—
Singapore	359,611	—	359,611	—
South Korea	1,339,497	—	1,339,497	—
Sweden	408,262	—	408,262	—
Switzerland	1,814,775	—	1,814,775	—
Taiwan	1,182,567	1,182,567	—	—
United Kingdom	5,193,768	999,160	4,194,608	—
United States	36,064,119	36,064,119	—	—
Short-term investments	698,667	201,667	497,000	—
Total investments in securities	$62,287,199	$42,962,608	$19,324,591	—
Derivatives:
Liabilities
Written options	$(211,682)	$(211,682)	—	—

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	17

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

18	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2020, the fund has a long-term capital loss carryforward of $23,447,717 available to offset future net realized capital gains. This carryforward does not expire.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$3,867,161	$4,667,477
Return of capital	3,117,481	2,386,247
Total	$6,984,642	$7,053,724
As of October 31, 2020, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	19

underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2020, the fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The fund held written option contracts with market values ranging from $66,000 to $1,200,000, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2020 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Written options, at value	Written options	—	$(211,682)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2020:

Statement of operations location - Net realized gain (loss) on:
Risk	Written options
Equity	$(5,303,797)

20	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREDHOLDER YIELD FUND | ANNUAL REPORT

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2020:

Statement of operations location - Change in net unrealized appreciation
(depreciation) of:
Risk	Written options
Equity	$580,623

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering of the fund.The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.95% of the fund’s average daily managed assets. The Advisor has subadvisory agreements with Epoch Investment Partners, Inc. and Wells Capital Management, respectively. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $5,101 for the year ended October 31, 2020.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily managed net assets.

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	21

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the years ended October 31, 2020 and 2019, there was no compensation paid to the Distributor. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

In December 31, 2018, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2020 and December 31, 2020, up to 10% of its outstanding common shares as of December 31, 2019. The current share repurchase plan will remain in effect between January 1, 2020 and December 31, 2020.

During the years ended October 31, 2020 and 2019, the fund repurchased 0.23% and 0.96% of common shares, respectively. The weighted average discount per share on the repurchases amounted to 9.37% and 9.73% for the years ended October 31, 2020 and 2019 , respectively. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.

Transactions in common shares, if any, are presented in the Statements of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $207,613 have been prepaid by the fund. As of October 31, 2020, $160,763 has been deducted from proceeds of shares issued and the remaining $46,850 is included in Other assets on the Statement of assets and liabilities.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $212,558,515 and $221,265,051, respectively, for the year ended October 31, 2020.

Note 8 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance.

22	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREDHOLDER YIELD FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	23

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

24	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public in 2007. The fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective of total return, the fund will seek to emphasize high current income. The fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the fund. Under normal market conditions, the fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund also intends to write (sell) call options on a variety of both U.S. and non-U.S. broad-based indices.

Dividends and distributions

During the year ended October 31, 2020, distributions from net investment income totaling $0.3543 per share and tax return of capital totalling $0.2857 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions
December 31, 2019	$ 0.1600
March 31, 2020	0.1600
June 30, 2020	0.1600
September 30, 2020	0.1600
Total	$0.6400

Dividend reinvestment plan

The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	25

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund’s administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

26	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Regular Mail:

Computershare

P.O. Box 505000

Louisville,KY 40233

Registered or Overnight Mail:

Computershare

462 South 4th Street, Suite 1600

Louisville,KY 40202

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	27

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with Epoch Investment Partners, Inc. and Wells Capital Management Incorporated (collectively, the Subadvisors). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June

23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisors, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisors, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisors with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisors in providing services to the fund.

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

28	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisors’ investment performance and compliance programs, such as the Subadvisors’ compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	29

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;

(d)	took into account the Advisor’s analysis of the fund’s performance; and

(e)	considered the fund’s share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund underperformed its benchmark index and peer group median for the one-, three- five- and ten-year periods ended December 31, 2019. The Board took into account management’s discussion of the factors that contributed to the fund’s performance to the benchmark index and peer group median for the one-, three-, five-, and ten-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisors. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

30	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisors, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees and that such fees are negotiated at arm’s length with respect to the Subadvisors. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisors’ services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(g)	noted that the subadvisory fees for the fund are paid by the Advisor, and are negotiated at arm’s length;

(h)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(i)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisors.

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	31

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to the Subadvisors’ business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fees for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and the Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisors, the Board received information provided to the Board by the Subadvisors, including the Subadvisors’ respective Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to each Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of each Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with each Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of each Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that each Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

32	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the fund, the Board noted that the fees under each Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreements and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisors from its relationship with the fund were not a material factor in the Board’s consideration of Subadvisory Agreements.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and the Subadvisors) of any material relationships with respect to the Subadvisors, which include arrangements in which a Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and its affiliates may receive from the Subadvisors’ relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisors. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund and compared them to fees charged by the Subadvisors to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor’s focus on the Subadvisors’ performance. The Board also noted the Subadvisors’ long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	the Subadvisors have extensive experience and demonstrated skills as a manager;

(2)	the fund’s performance, based on net asset value, is being monitored and reasonably addressed, where appropriate; and

(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreements.

*  *  *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	33

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2007	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

34	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2007	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[2],* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	35

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors,MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

36	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018

Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

[1]

Mr. Bardelis, Mr. Burgess, Ms. Harrison and Ms. Rathke serve as Trustees for a term expiring in 2021; Mr. Arnott, Ms. Jackson, Mr. Oates and Mr. Pruchansky serve as Trustees for a term expiring in 2022; Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan and Mr. Russo serve as Trustees for a term expiring in 2023; Mr. Boyle has served as Trustee at various times prior to date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	37

More information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke[1],*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg[2]

Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Epoch Investment Partners, Inc. (Epoch)

Wells Capital Management Incorporated (WellsCap)

Portfolio Managers

The Investment Team at Epoch and WellsCap

Distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HTY

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

You can also contact us:

800-852-0218	Regular mail:	Express mail:

jhinvestments.com	Computershare P.O.Box 505000 Louisville,KY 40233	Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

38	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

Investment Management

John Hancock Investment Management Distributors LLC ◾ Member FINRA, SIPC 200 BerkeleyStreet ◾ Boston, MA 02116-5010 ◾ 800-225-5291 ◾ jhinvestments.com

A company of Investment Management
P14A 10/20
MF1399378	12/2020

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2020, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees for John Hancock Tax-Advantaged Global Shareholder Yield Fund billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $42,115 for the fiscal year ended October 31, 2020 and $41,524 for the fiscal year ended October 31, 2019. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

The aggregate fees for John Hancock Tax-Advantaged Global Shareholder Yield Fund billed for audit-related fees amounted to $3,713 for the fiscal year ended October 31, 2020 and $5 for the fiscal year ended October 31, 2019 billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (“control affiliates”).

(c) Tax Fees

The aggregate fees for John Hancock Tax-Advantaged Global Shareholder Yield Fund billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,837 for the fiscal years ended October 31, 2020 and 2019. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees for John Hancock Tax-Advantaged Global Shareholder Yield Fund billed to the registrant for products and services provided by the principal accountant were $89 for the fiscal year ended October 31, 2020 and $84 for the fiscal year ended October 31, 2019 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2020, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant(s) for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $1,304,206 for the fiscal year ended October 31, 2020 and $1,078,605 for the fiscal year ended October 31, 2019.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)’ independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess—Chairman

Charles L. Bardelis

James M. Oates

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit—Proxy Voting Policies and Procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wells Capital Management Incorporated portfolio managers

Management Biographies

Below is an alphabetical list of the Wells Capital Management Incorporated (“WellsCap”) portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years. Information is provided as of October 31, 2020.

Dennis M. Bein, CFA

Portfolio Manager, Wells Capital Management Incorporated since 1995

Began business career in 1990

Managed the Fund since 2007

Harindra de Silva, Ph.D., CFA

Portfolio Manager, Wells Capital Management Incorporated since 1995

Began business career in 1984

Managed the Fund since 2007

Megan N. Miller, CFA

Portfolio Manager, Wells Capital Management Incorporated since 2014

Began business career in 2008

Managed Fund since 2017

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2020. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Number of Accounts		Total Assets $Million		Number of Accounts		Total Assets $Million		Number of Accounts		Total Assets $Million
Dennis M. Bein, CFA	17 (0	)*	5,497.83 (0	)*	15 (3	)*	7,669.62 (163.55	)*	17 (1	)*	4,383.29 (26.26	)*
Harindra de Silva., PH.D., CFA	17 (0	)*	5,749.34 (0	)*	16 (3	)*	7,739.61 (163.55	)*	21 (1	)*	4,510.55 (26.26	)*
Megan N. Miller, CFA	2 (0	)*	521.40 (0	)*	2 (0	)*	101.16 (0	)*	3 (0	)*	88.12 (0	)*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

POTENTIAL CONFLICTS OF INTEREST

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, WellsCap has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, WellsCap has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

Wells Capital Management. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Wells Capital Management’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Wells Capital Management further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2020, the value of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership in the Fund
Dennis M. Bein, CFA	$0
Harindra de Silva, Ph.D., CFA	$0
Megan N. Miller, CFA	$0

Information about the EPOCH portfolio managers Management Biographies

Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of October 31, 2020.

William W. Priest, CFA

Founder, Executive Chairman, Co-Chief Investment Officer and Portfolio Manager,

Epoch Investment Partners, Inc. since 2004

Co-managing partner and portfolio manager

Began business career in 1965

Managed the Fund since 2007

Kera Van Valen, CFA

Managing Director, Portfolio Manager, and Senior Research Analyst

Epoch Investment Partners, Inc. since 2005

Began business career in 2001

Managed the Fund since 2014

John M. Tobin, Ph.D., CFA

Managing Director, Portfolio Manager, and Senior Research Analyst

Epoch Investment Partners, Inc. since 2012

Began business career in 1981

Managed the Fund since 2014

Michael A. Welhoelter, CFA

Managing Director, Co-CIO, Portfolio Manager, Head of Risk Management

Epoch Investment Partners, Inc. since 2005

Began business career in 1986

Managed the Fund since 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2020. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies				Other Pooled Investment Vehicles						Other Accounts
	Number of Accounts		Total Assets $Million		Number of Accounts		Total Assets $Million		Number of Accounts		Total Assets $Million
William W. Priest, CFA	9		$6,135		30		$10,554		88		$7,079
	(0	)*	($0	)*	(1	)*	($49	)*	(6	)*	($366	)*
Kera Van Valen, CFA	6		$5,283		16		$3,744		17		$3,321
	(0	)*	($0	)*	(0	)*	($0	)*	(0	)*	($0	)*
John M. Tobin, Ph.D., CFA	6		$5,283		16		$3,744		17		$3,321
	(0	)*	($0	)*	(0	)*	($0	)*	(0	)*	($0	)*
Michael A. Welhoelter, CFA	10		$6,428		38		$11,627		99		$7,183
	(0	)*	($0	)*	(1	)*	($49	)*	(6	)*	($366	)*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

POTENTIAL CONFLICTS OF INTEREST

In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Epoch’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of Epoch’s full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 21 calendar days for single name single securities or 7 days for an EFT, or to sell and subsequently purchase within 21 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by Epoch, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of a Sub-Advisor’s principals, affiliates or employees or their immediate family which are managed by Epoch) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Fund and the other Accounts’ securities holdings also may pose certain conflicts. Epoch has identified the following areas of concern: (1) Where Epoch manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) Where Epoch manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) Where Epoch had a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. Epoch’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally requires portfolio decisions to be made on a product specific basis. Epoch also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

COMPENSATION

Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual performance bonus, which is reviewed and determined annually by Epoch’s Operating Committee with input from the employee’s supervisor and Epoch’s Human Resources Department. The level of compensation for each employee is based on a number of factors including individual performance, firm performance and marketplace compensation analysis and information.

A portion of senior employees’ annual performance bonus is deferred, typically with a three-year vesting schedule, and invested in Epoch-managed investment vehicles Units and TD Restricted Stock Units.

Investment team members are compensated based on the performance of their strategy, their Operating Committee reviews product performance, including risk-adjusted returns over one- and three-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are also reviewed on an annual basis.

A portion of deferred compensation payable to senior employees is invested into Epoch managed vehicles and a portion is in the form of TD RSU’s, both of which will be subject to a three-year vesting schedule.

Share Ownership by Portfolio Managers. For purposes of these tables, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Portfolio Manager	Range of Beneficial Ownership in the Fund	Range of Beneficial Ownership in Similarly Managed Accounts
William W. Priest, CFA	$50,001 - $100,000	None
John M. Tobin, Ph.D., CFA	None	$100,001-$150,000
Kera Van Valen, CFA	None	$0-$50,000
Michael A. Welhoelter, CFA	None	$50,001-$100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)

Period	Total number of shares purchased	Average price per share	Total number of shares purchased as part of publicly announced plans*	Maximum number of shares that may yet be purchased under the plans*
Nov-19	14,933	$6.98	14,933	1,078,911
Dec-19	10,000	6.95	10,000	1,091,350
Jan-20	—	—	—	1,091,350
Feb-20	—	—	—	1,091,350
Mar-20	—	—	—	1,091,350
Apr-20	—	—	—	1,091,350
May-20	—	—	—	1,091,350
Jun-20	—	—	—	1,091,350
Jul-20	—	—	—	1,091,350
Aug-20	—	—	—	1,091,350
Sep-20	—	—	—	1,091,350
Oct-20	—	—	—	1,091,350
Total	24,933

*   In December 2018, the Board of Trustees approved a share repurchase plan. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2019. The current share plan will remain in effect between January 1, 2020 and December 31, 2020.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter.”

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: December 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: December 11, 2020

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: December 11, 2020